Exhibit 99.1


 -----------------------------------------------------------
 CASE NAME:                         Venus Exploration, Inc
 -----------------------------------------------------------

 -----------------------------------------------------------
 CASE:                              02-13109-BP-11
 -----------------------------------------------------------
                                                                 ACCRUAL BASIS
 -----------------------------------------------------------
 JUDGE:  Bill Parker                                               10/21/03
 -----------------------------------------------------------




                         UNITED STATES BANKRUPTCY COURT
                            EASTERN DISTRICT OF TEXAS
                            MONTHLY OPERATING REPORTS
                          MONTH ENDING: September, 2003

                                                                        Note 1

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCURAL BASIS-1 THROUGH ACCURAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


      RESPONSIBLE PARTY:


      /s/ EUGENE L. AMES, Jr.                         CEO
      -------------------------------------           ---------------
      ORIGINAL SIGNATURE OF RESPONSIBLE PARTY         TITLE


      Eugene L. Ames, Jr
      -------------------------------------
      PRINTED NAME OF RESPONSIBLE PARTY               DATE
                                                          10/21/2003



      PREPARER:


      /s/ TERRY F. HARDEMAN                           Chief Accounting Officer
      -------------------------------------           ------------------------
      ORIGINAL SIGNATURE OF PREPARER                  TITLE


      Terry F. Hardeman
      -------------------------------------
      PRINTED NAME OF PREPARER                        DATE
                                                          10/21/2003


 --------------------------------------------------------------------------
 CASE NAME:                                        Venus Exploration, Inc                        ACCRUAL BASIS-1
 --------------------------------------------------------------------------

 --------------------------------------------------------------------------
 CASE:                                             02-13109-BP-11                                   10/21/03
 --------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------
 COMPARATIVE BALANCE SHEET
 -----------------------------------------------------------------------------------------------------------------------
                                                                 SCHEDULE       MONTH          MONTH          MONTH
                                                                           ---------------------------------------------
 ASSETS                                                           AMOUNT     July, 2003    August, 2003  September, 2003
 -----------------------------------------------------------------------------------------------------------------------
          1. UNRESTRICTED CASH                                                 $55,669.97     $49,046.67     $89,289.34
 -----------------------------------------------------------------------------------------------------------------------
          2. RESTRICTED CASH                       Schedule 15              $1,519,656.90  $1,948,798.42  $1,942,904.24
 -----------------------------------------------------------------------------------------------------------------------
          3. TOTAL CASH                                                     $1,575,326.87  $1,997,845.09  $2,032,193.58
 -----------------------------------------------------------------------------------------------------------------------
          4. ACCOUNTS RECEIVABLE, NET                                         $319,843.33    $344,936.90    $333,410.37
 -----------------------------------------------------------------------------------------------------------------------
          5. INVENTORY
 -----------------------------------------------------------------------------------------------------------------------
          6. NOTES RECEIVABLE
 -----------------------------------------------------------------------------------------------------------------------
          7. PREPAID EXPENSES                                                  $63,559.64     $59,531.34     $65,871.70
 -----------------------------------------------------------------------------------------------------------------------
          8. OTHER (ATTACH LIST)
 -----------------------------------------------------------------------------------------------------------------------
          9. TOTAL CURRENT ASSETS                                           $1,958,729.84  $2,402,313.33  $2,431,475.65
 -----------------------------------------------------------------------------------------------------------------------
         10. PROPERTY, PLANT, & EQUIPMENT                                   $5,920,803.68  $5,760,277.71  $5,760,277.71
 -----------------------------------------------------------------------------------------------------------------------
         11. LESS:  ACCUMULATED DEPRECIATION/DEPLETION                     ($4,015,836.17)($3,971,066.45)($3,987,579.36)
 -----------------------------------------------------------------------------------------------------------------------
         12. NET PROPERTY, PLANT & EQUIPMENT                                $1,904,967.51  $1,789,211.26  $1,772,698.35
 -----------------------------------------------------------------------------------------------------------------------
         13. DUE FROM INSIDERS                                                  $9,289.99      $9,346.98      $9,263.23
 -----------------------------------------------------------------------------------------------------------------------
             OTHER ASSETS - NET OF AMORTIZATION    Schedule 1
         14.  (ATTACH LIST)                                                     $6,545.00      $6,545.00      $6,544.97
 -----------------------------------------------------------------------------------------------------------------------
         15. OTHER (ATTACH LIST)
 -----------------------------------------------------------------------------------------------------------------------
          16 TOTAL ASSETS                                                   $3,879,532.34  $4,207,416.57  $4,219,982.20
 -----------------------------------------------------------------------------------------------------------------------
 POSTPETITION LIABILITIES
 -----------------------------------------------------------------------------------------------------------------------
         17. ACCOUNTS PAYABLE                                                  $95,215.33    $113,763.75    $134,100.77
 -----------------------------------------------------------------------------------------------------------------------
         18. TAXES PAYABLE
 -----------------------------------------------------------------------------------------------------------------------
         19. NOTES PAYABLE
 -----------------------------------------------------------------------------------------------------------------------
         20. PROFESSIONAL FEES
 -----------------------------------------------------------------------------------------------------------------------
         21. SECURED DEBT
 -----------------------------------------------------------------------------------------------------------------------
         22. OTHER (ATTACH LIST)                   Accrued Payables            $40,311.93     $40,981.38     $46,542.79
 -----------------------------------------------------------------------------------------------------------------------
         23. TOTAL POSTPETITION LIABILITIES                                   $135,527.26    $154,745.13    $180,643.56
 -----------------------------------------------------------------------------------------------------------------------
 PREPETITION LIABILITIES
 -----------------------------------------------------------------------------------------------------------------------
         24. SECURED DEBT                                                   $1,505,232.53  $1,505,232.53  $1,505,448.65
 -----------------------------------------------------------------------------------------------------------------------
         25. PRIORITY DEBT
 -----------------------------------------------------------------------------------------------------------------------
         26. UNSECURED DEBT                                                 $6,049,477.51  $6,049,477.51  $6,049,477.51
 -----------------------------------------------------------------------------------------------------------------------
         27. OTHER (ATTACH LIST)                   Schedule 2                  $37,104.65     $35,508.53     $33,912.41
 -----------------------------------------------------------------------------------------------------------------------
         28. TOTAL PREPETITION LIABILITIES                                  $7,591,814.69  $7,590,218.57  $7,588,838.57
 -----------------------------------------------------------------------------------------------------------------------
         29. TOTAL LIABILITIES                                              $7,727,341.95  $7,744,963.70  $7,769,482.13
 -----------------------------------------------------------------------------------------------------------------------
 EQUITY
 -----------------------------------------------------------------------------------------------------------------------
         30. PREPETITION OWNERS' EQUITY                                    ($3,752,128.04)($3,752,128.04)($3,752,128.04)
 -----------------------------------------------------------------------------------------------------------------------
         31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)                         ($27,393.97)   $269,281.91    $262,877.88
 -----------------------------------------------------------------------------------------------------------------------
             DIRECT CHARGES TO EQUITY (ATTACHMENT  Note 2
         32.  EXPLANATION)                                                    ($68,287.60)   ($54,701.00)   ($60,249.77)
 -----------------------------------------------------------------------------------------------------------------------
         33. TOTAL EQUITY                                                  ($3,847,809.61)($3,537,547.13)($3,549,499.93)
 -----------------------------------------------------------------------------------------------------------------------
         34. TOTAL LIABILITIES & OWNERS' EQUITY                             $3,879,532.34  $4,207,416.57  $4,219,982.20
 -----------------------------------------------------------------------------------------------------------------------
                                                                                                                  $0.00
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------
 CASE NAME:                                        Venus Exploration, Inc                        ACCRUAL BASIS-2
 --------------------------------------------------------------------------

 --------------------------------------------------------------------------
 CASE:                                             02-13109-BP-11                                   10/21/03
 --------------------------------------------------------------------------

 --------------------------------------------------------------
 INCOME STATEMENT
 -----------------------------------------------------------------------------------------------------------------------
                                                                  MONTH         MONTH          MONTH         QUARTER
                                                               ---------------------------------------------------------
 REVENUES                                                       July, 2003  August, 2003  September, 2003     TOTAL
 -----------------------------------------------------------------------------------------------------------------------
          1. GROSS REVENUES                        Note 2      $150,564.74    $157,813.65    $164,588.99    $472,967.38
 -----------------------------------------------------------------------------------------------------------------------
          2. LESS: RETURNS & DISCOUNTS
 -----------------------------------------------------------------------------------------------------------------------
          3. NET REVENUE                           Schedule 13 $150,564.74    $157,813.65    $164,588.99    $472,967.38
 -----------------------------------------------------------------------------------------------------------------------
 COSTS OF GOODS SOLD
 -----------------------------------------------------------------------------------------------------------------------
          4. MATERIAL
 -----------------------------------------------------------------------------------------------------------------------
          5. DIRECT LABOR
 -----------------------------------------------------------------------------------------------------------------------
          6. DIRECT OVERHEAD
 -----------------------------------------------------------------------------------------------------------------------
          7. TOTAL COST OF GOODS SOLD                                $0.00          $0.00          $0.00          $0.00
 -----------------------------------------------------------------------------------------------------------------------
          8. GROSS PROFIT                                      $150,564.74    $157,813.65    $164,588.99    $472,967.38
 -----------------------------------------------------------------------------------------------------------------------
 OPERATING EXPENSES
 -----------------------------------------------------------------------------------------------------------------------
          9. OFFICER /  INSIDER COMPENSATION                         $0.00          $0.00          $0.00          $0.00
 -----------------------------------------------------------------------------------------------------------------------
         10. SELLING & MARKETING
 -----------------------------------------------------------------------------------------------------------------------
         11. GENERAL & ADMINISTRATIVE              Schedule 3   $31,701.00     $32,031.36     $29,759.86     $93,492.22
 -----------------------------------------------------------------------------------------------------------------------
         12. RENT & LEASE                                        $3,749.88      $3,749.88      $3,749.88     $11,249.64
 -----------------------------------------------------------------------------------------------------------------------
         13. OTHER (ATTACH LIST)                   Schedule 4   $78,485.97    $107,344.87     $98,149.04    $283,979.88
 -----------------------------------------------------------------------------------------------------------------------
         14. TOTAL OPERATING EXPENSES                          $113,936.85    $143,126.11    $131,658.78    $388,721.74
 -----------------------------------------------------------------------------------------------------------------------
         15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE       $36,627.89     $14,687.54     $32,930.21     $84,245.64
 -----------------------------------------------------------------------------------------------------------------------
 OTHER INCOME & EXPENSE
 -----------------------------------------------------------------------------------------------------------------------
         16. NON-OPERATING INCOME (ATT. LIST)      Schedule 5    $8,662.11    $323,202.75        $970.10    $332,834.96
 -----------------------------------------------------------------------------------------------------------------------
         17. NON-OPERATING EXPENSE (ATT. LIST)
 -----------------------------------------------------------------------------------------------------------------------
         18. INTEREST EXPENSE                      Schedule 11  $14,491.24     $14,171.39     $13,707.95     $42,370.58
 -----------------------------------------------------------------------------------------------------------------------
         19. DEPRECIATION / DEPLETION                           $16,760.11     $16,760.28     $16,512.94     $50,033.33
 -----------------------------------------------------------------------------------------------------------------------
         20. AMORTIZATION                                                                                         $0.00
 -----------------------------------------------------------------------------------------------------------------------
         21. OTHER (ATTACH LIST)                   Schedule 14                 $10,000.00     $10,000.00
 -----------------------------------------------------------------------------------------------------------------------
         22. NET OTHER INCOME & EXPENSES                        $22,589.24   ($282,271.08)    $39,250.79   ($240,431.05)
 -----------------------------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 -----------------------------------------------------------------------------------------------------------------------
         23. PROFESSIONAL FEES                                                                                    $0.00
 -----------------------------------------------------------------------------------------------------------------------
         24. U. S. TRUSTEE FEES                                  $3,750.00                                    $3,750.00
 -----------------------------------------------------------------------------------------------------------------------
         25. OTHER (ATTACH LIST)                   Schedule 6       $76.21        $282.74         $83.45        $442.40
 -----------------------------------------------------------------------------------------------------------------------
         26. TOTAL REORGANIZATION EXPENSES                       $3,826.21        $282.74         $83.45      $4,192.40
 -----------------------------------------------------------------------------------------------------------------------
         27. INCOME TAX
 -----------------------------------------------------------------------------------------------------------------------
         28. NET PROFIT (LOSS)                                  $10,212.44    $296,675.88     ($6,404.03)   $320,484.29
 -----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------
 CASE NAME:                                        Venus Exploration, Inc                        ACCRUAL BASIS-3
 --------------------------------------------------------------------------

 --------------------------------------------------------------------------
 CASE:                                             02-13109-BP-11                                   10/21/03
 --------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------------------------------
 CASH RECEIPTS AND                                                MONTH         MONTH          MONTH         QUARTER
                                                               ---------------------------------------------------------
 DISBURSEMENTS                                                  July, 2003  August, 2003  September, 2003     TOTAL
 -----------------------------------------------------------------------------------------------------------------------
          1. CASH - BEGINNING OF MONTH                          $69,663.85     $55,669.97     $49,046.67     $69,663.85
 -----------------------------------------------------------------------------------------------------------------------
 RECEIPTS FROM OPERATIONS
 -----------------------------------------------------------------------------------------------------------------------
          2. CASH SALES                                        $101,253.75     $98,260.42    $110,565.02    $310,079.19
 -----------------------------------------------------------------------------------------------------------------------
 COLLECTIONS OF ACCOUNTS RECEIVABLE
 -----------------------------------------------------------------------------------------------------------------------
          3. PREPETITON                                                                                           $0.00
 -----------------------------------------------------------------------------------------------------------------------
          4. POSTPETITION                                        $2,207.07      $1,573.68     $17,005.71     $20,786.46
 -----------------------------------------------------------------------------------------------------------------------
          5. TOTAL OPERATING RECEIPTS                          $103,460.82     $99,834.10    $127,570.73    $330,865.65
 -----------------------------------------------------------------------------------------------------------------------
 NON-OPERATING RECEIPTS
 -----------------------------------------------------------------------------------------------------------------------
          6. LOANS & ADVANCES (ATTACH LIST)
 -----------------------------------------------------------------------------------------------------------------------
          7. SALE OF ASSETS
 -----------------------------------------------------------------------------------------------------------------------
          8. OTHER (ATTACH LIST)                   Schedule 7   $68,698.51     $21,989.22     $10,452.92    $101,140.65
 -----------------------------------------------------------------------------------------------------------------------
          9. TOTAL NON-OPERATING RECEIPTS                       $68,698.51     $21,989.22     $10,452.92    $101,140.65
 -----------------------------------------------------------------------------------------------------------------------
         10. TOTAL RECEIPTS                                    $172,159.33    $121,823.32    $138,023.65    $432,006.30
 -----------------------------------------------------------------------------------------------------------------------
         11. TOTAL CASH AVAILABLE                              $241,823.18    $177,493.29    $187,070.32    $501,670.15
 -----------------------------------------------------------------------------------------------------------------------
 OPERATING DISBURSEMENTS
 -----------------------------------------------------------------------------------------------------------------------
         12. NET PAYROLL                                         $2,724.29      $2,784.81      $2,886.33      $8,395.43
 -----------------------------------------------------------------------------------------------------------------------
         13. PAYROLL TAXES PAID                                    $984.25      $1,007.97      $8,951.29     $10,943.51
 -----------------------------------------------------------------------------------------------------------------------
         14. SALES, USE & OTHER TAXES PAID
 -----------------------------------------------------------------------------------------------------------------------
         15. SECURED / RENTAL / LEASES
 -----------------------------------------------------------------------------------------------------------------------
          16 UTILITIES
 -----------------------------------------------------------------------------------------------------------------------
         17. INSURANCE
 -----------------------------------------------------------------------------------------------------------------------
         18. INVENTORY PURCHASES
 -----------------------------------------------------------------------------------------------------------------------
         19. VEHICLE EXPENSES
 -----------------------------------------------------------------------------------------------------------------------
         20. TRAVEL
 -----------------------------------------------------------------------------------------------------------------------
         21. ENTERTAINMENT
 -----------------------------------------------------------------------------------------------------------------------
         22. REPAIRS & MAINTENANCE
 -----------------------------------------------------------------------------------------------------------------------
         23. SUPPLIES
 -----------------------------------------------------------------------------------------------------------------------
         24. ADVERTISING
 -----------------------------------------------------------------------------------------------------------------------
         25. OTHER (ATTACH LIST)                   Schedule 8  $182,444.67    $124,653.84     $85,943.36    $393,041.87
 -----------------------------------------------------------------------------------------------------------------------
         26. TOTAL OPERATING DISBURSEMENTS                     $186,153.21    $128,446.62     $97,780.98    $412,380.81
 -----------------------------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 -----------------------------------------------------------------------------------------------------------------------
         27. PROFESSIONAL FEES
 -----------------------------------------------------------------------------------------------------------------------
         28. U.S. TRUSTEE FEES
 -----------------------------------------------------------------------------------------------------------------------
         29. OTHER (ATTACH LIST)
 -----------------------------------------------------------------------------------------------------------------------
         30. TOTAL REORGANIZATION EXPENSES
 -----------------------------------------------------------------------------------------------------------------------
         31. TOTAL DISBURSEMENTS                               $186,153.21    $128,446.62     $97,780.98    $412,380.81
 -----------------------------------------------------------------------------------------------------------------------
         32. NET CASH FLOW                                     ($13,993.88)    ($6,623.30)    $40,242.67     $19,625.49
 -----------------------------------------------------------------------------------------------------------------------
         33. CASH - END OF MONTH                   Schedule 12  $55,669.97     $49,046.67     $89,289.34     $89,289.34
 -----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------
 CASE NAME:                                        Venus Exploration, Inc                       ACCRUAL BASIS - 4
 --------------------------------------------------------------------------

 --------------------------------------------------------------------------
 CASE:                                             02-13109-BP-11                                   10/21/03
 --------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------
                                                                 SCHEDULE       MONTH          MONTH          MONTH
                                                                           ---------------------------------------------
 ACCOUNTS RECEIVABLE AGING                                        AMOUNT     July, 2003    August, 2003  September, 2003
 -----------------------------------------------------------------------------------------------------------------------
          1.                               0 - 30                             $185,953.65    $211,000.36    $197,146.85
 -----------------------------------------------------------------------------------------------------------------------
          2.                              31 - 60                              $10,361.66      $7,323.07      $7,395.29
 -----------------------------------------------------------------------------------------------------------------------
          3.                              61 - 90                               $7,006.42      $4,303.36      $2,349.37
 -----------------------------------------------------------------------------------------------------------------------
          4.                                 91 +                             $188,144.31    $193,932.82    $198,141.57
 -----------------------------------------------------------------------------------------------------------------------
          5. TOTAL ACCOUNTS RECEIVABLE                                        $391,466.04    $416,559.61    $405,033.08
 -----------------------------------------------------------------------------------------------------------------------
          6. AMOUNT CONSIDERED UNCOLLECTABLE                                   $71,622.71     $71,622.71     $71,622.71
 -----------------------------------------------------------------------------------------------------------------------
          7. ACCOUNTS RECEIVABLE, NET                                         $319,843.33    $344,936.90    $333,410.37
 -----------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------
                                                                                    MONTH:       September, 2003
                                                                                          ------------------------------
 AGING OF POSTPETITON TAXES AND PAYABLES
 -----------------------------------------------------------------------------------------------------------------------
 TAXES PAYABLE                                     0 -  30 DAYS 31 -  60    61 - 90 DAYS    91 +  DAYS        TOTAL
                                                                   DAYS
 -----------------------------------------------------------------------------------------------------------------------
          1. FEDERAL                                     $0.00       $0.00          $0.00          $0.00          $0.00
 -----------------------------------------------------------------------------------------------------------------------
          2. STATE                                       $0.00       $0.00          $0.00          $0.00          $0.00
 -----------------------------------------------------------------------------------------------------------------------
          3. LOCAL                                       $0.00       $0.00          $0.00          $0.00          $0.00
 -----------------------------------------------------------------------------------------------------------------------
          4. OTHER (ATTACH LIST)                         $0.00       $0.00          $0.00          $0.00          $0.00
 -----------------------------------------------------------------------------------------------------------------------
          5. TOTAL TAXES PAYABLE                         $0.00       $0.00          $0.00          $0.00          $0.00
 -----------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------            ---------------------------------------------------------
          6. ACCOUNTS PAYABLE                                                                                     $0.00
 --------------------------------------------------            ---------------------------------------------------------

 --------------------------------------------------------------
                                                                                    MONTH:       September, 2003
                                                                                          ------------------------------
 STATUS OF POSTPETITION TAXES
 -----------------------------------------------------------------------------------------------------------------------
 FEDERAL                                                        BEGINNING  AMOUNT WITHHELD  AMOUNT PAID    ENDING TAX
                                                                   TAX      AND OR ACCRUED                  LIABILITY
                                                                 LIABILITY
 -----------------------------------------------------------------------------------------------------------------------
          1. WITHHOLDING**                                           $0.00      $4,888.60      $4,888.60          $0.00
 -----------------------------------------------------------------------------------------------------------------------
          2. FICA - EMPLOYEE**                                       $0.00      $1,625.97      $1,625.97          $0.00
 -----------------------------------------------------------------------------------------------------------------------
          3. FICA - EMPLOYER**                                       $0.00      $1,625.97      $1,625.97          $0.00
 -----------------------------------------------------------------------------------------------------------------------
          4. UNEMPLOYMENT                                            $0.00         $59.35         $59.35          $0.00
 --------------------------------------------------------------                                          ---------------
          5. INCOME                                                  $0.00          $0.00          $0.00          $0.00
 --------------------------------------------------------------                                          ---------------
          6. OTHER (ATTACH LIST)                                     $0.00          $0.00          $0.00          $0.00
 -----------------------------------------------------------------------------------------------------------------------
          7. TOTAL FEDERAL TAXES                                     $0.00      $8,199.89      $8,199.89          $0.00
 -----------------------------------------------------------------------------------------------------------------------
 STATE AND LOCAL
 -----------------------------------------------------------------------------------------------------------------------
          8. WITHHOLDING                                                 0          $0.00          $0.00          $0.00
 --------------------------------------------------------------------------                              ---------------
          9. SALES                                                       0          $0.00          $0.00          $0.00
 -----------------------------------------------------------------------------------------------------------------------
         10. EXCISE                                                      0          $0.00          $0.00          $0.00
 -----------------------------------------------------------------------------------------------------------------------
         11. UNEMPLOYMENT                                                0        $751.40        $751.40          $0.00
 -----------------------------------------------------------------------------------------------------------------------
         12. REAL PROPERTY                                               0          $0.00          $0.00          $0.00
 --------------------------------------------------------------------------                              ---------------
         13. PERSONAL PROPERTY                                           0          $0.00          $0.00          $0.00
 --------------------------------------------------------------------------                              ---------------
         14. OTHER (ATTACH LIST)                                         0          $0.00          $0.00          $0.00
 -----------------------------------------------------------------------------------------------------------------------
         15. TOTAL STATE & LOCAL                                     $0.00        $751.40        $751.40          $0.00
 -----------------------------------------------------------------------------------------------------------------------
         16. TOTAL TAXES                                             $0.00      $8,951.29      $8,951.29          $0.00
 -----------------------------------------------------------------------------------------------------------------------

 *           The beginning tax liability should represent the liability from the prior month or, if this is the first operating report this amount should be zero.
 **          Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment     Schedule 9
              or deposit.

 --------------------------------------------------------------------------
 CASE NAME:                                        Venus Exploration, Inc                       ACCRUAL BASIS - 5
 --------------------------------------------------------------------------

 --------------------------------------------------------------------------
 CASE:                                             02-13109-BP-11                                   10/21/03
 --------------------------------------------------------------------------

 The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach addition sheets if necessary.





                                                                                    MONTH:       September, 2003
                                                                                          ------------------------------
 BANK RECONCILIATIONS                                           Account #1   Account #2     Account #3
 -----------------------------------------------------------------------------------------------------------------------
 A.              BANK                                             Frost         Frost          Frost
 -----------------------------------------------------------------------------------------------------------------------
 B               ACCOUNT NUMBER                                 01 0445703     01 0445606     01 0445681      TOTAL
 -----------------------------------------------------------------------------------------------------------------------
 C               PURPOSE (TYPE):                                 Regular       Payroll        Rental
 -----------------------------------------------------------------------------------------------------------------------
          1. BALANCE PER BANK STATEMENT                          92,935.74       1,617.15         376.06     $94,928.95
 -----------------------------------------------------------------------------------------------------------------------
          2. ADD:  TOTAL DEPOSITS NOT CREDITED                   14,782.97                                   $14,782.97
 -----------------------------------------------------------------------------------------------------------------------
          3. SUBTRACT:  OUTSTANDING CHECKS                      (20,722.58)                                 ($20,722.58)
 -----------------------------------------------------------------------------------------------------------------------
          4. OTHER RECONCILING ITEMS                                                                              $0.00
 -----------------------------------------------------------------------------------------------------------------------
          5. MONTH END BALANCE PER ITEMS                        $86,996.13      $1,617.15        $376.06     $88,989.34
 -----------------------------------------------------------------------------------------------------------------------
          6. NUMBER OF LAST CHECK WRITTEN                             8280            105           1093
 -----------------------------------------------------------------------------------------------------------------------


 --------------------------------------------------------------
 INVESTMENT ACCOUNTS                                            Account #1   Account #2     Account #3
 -----------------------------------------------------------------------------------------------------------------------
 BANK , ACCOUNT NAME & NUMBER                                    DATE OF      TYPE OF     PURCHASE PRICE  CURRENT VALUE
                                                                 PURCHASE     INSTRUMENT
 -----------------------------------------------------------------------------------------------------------------------
          7.     ACCOUNT NUMBER
 -----------------------------------------------------------------------------------------------------------------------
          8.     PURPOSE (TYPE):
 -----------------------------------------------------------------------------------------------------------------------
          9. BALANCE PER BANK STATEMENT
 -----------------------------------------------------------------------------------------------------------------------
         10. ADD:  TOTAL DEPOSITS NOT CREDITED
 -----------------------------------------------------------------------------------------------------------------------
         11. TOTAL INVESTMENTS
 -----------------------------------------------------------------------------------------------------------------------


 --------------------------------------------------------------
 CASH
 -----------------------------------------------------------------------------------------------------------------------
         12. CURRENCY ON HAND                                                                                   $300.00
 -----------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------
         13. TOTAL CASH - END OF MONTH                                                                       $89,289.34
 -----------------------------------------------------------------------------------------------------------------------


 --------------------------------------------------------------------------
 CASE  NAME:                                       Venus Exploration, Inc                        ACCRUAL BASIS-6
 --------------------------------------------------------------------------

 --------------------------------------------------------------------------
 CASE  NUMBER:                                     02-13109-BP-11                                   10/21/03
 --------------------------------------------------------------------------

                                                                                    MONTH:       September, 2003
                                                                                          ------------------------------

 --------------------------------------------------------------------------
 PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
 --------------------------------------------------------------------------

 OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS
 DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS.
 ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY,
 BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.).
 ATTACH ADDITIONAL SHEETS IF  NECESSARY.


 -----------------------------------------------------------------------------------------
 INSIDERS
 -----------------------------------------------------------------------------------------
                                                   TYPE  OF         AMOUNT      TOTAL PAID
                      NAME                         PAYMENT          PAID        TO DATE
          1. Ames Energy Company                   Schedule 10          $0         $3,638
 -----------------------------------------------------------------------------------------
          2. John Y Ames                           Schedule 10     $12,752        $76,848
 -----------------------------------------------------------------------------------------
          3. Terry Hardeman                        Schedule 10      $2,940        $45,511
 -----------------------------------------------------------------------------------------
          4. E L Ames, Jr                          Schedule 10      $1,671        $10,336
 -----------------------------------------------------------------------------------------
          5.
 -----------------------------------------------------------------------------------------
          6. TOTAL  PAYMENTS
             TO  INSIDERS                                          $17,363       $136,333
 -----------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------------------------------
 PROFESSIONALS
 -----------------------------------------------------------------------------------------------------------------------
                                                       DATE  OF  COURT                                   TOTAL
                                                     ORDER        AMOUNT       AMOUNT       TOTAL  PAID  INCURRED
                                                    AUTHORIZING
                           NAME                      PAYMENT     APPROVED       PAID         TO  DATE    & UNPAID *
 -----------------------------------------------------------------------------------------------------------------------
          1. Ed Birkelo                              4/22/2003                     $2,650        $23,150
 -----------------------------------------------------------------------------------------------------------------------
          2. Larry Bennett                           4/22/2003                     $3,240        $22,440           $645
 -----------------------------------------------------------------------------------------------------------------------
          3. Gloria Barrett                          4/22/2003                     $3,171        $23,624         $1,765
 -----------------------------------------------------------------------------------------------------------------------
          4. Alan Bailey                             4/22/2003                                    $9,680
 -----------------------------------------------------------------------------------------------------------------------
          5.
 -----------------------------------------------------------------------------------------------------------------------
          6. TOTAL  PAYMENTS
             TO  PROFESSIONALS                                                     $9,061        $78,894         $2,410
 -----------------------------------------------------------------------------------------------------------------------

 *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED


 --------------------------------------------------------------------------------------------------------
 POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
 PROTECTION  PAYMENTS
 --------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------
 NAME OF CREDITOR                                              SCHEDULED   AMOUNTS
                                                               MONTHLY     PAID           TOTAL
                                                               PAYMENTS    DURING         UNPAID
                                                               DUE         MONTH          POSTPETITION
 -----------------------------------------------------------------------------------------------------------------------
          1. Frost Bank                                             $2,118         $2,118             $0
 --------------------------------------------------------------------------------------------------------
          2. North Frost Center                                     $4,000         $4,000             $0
 --------------------------------------------------------------------------------------------------------
          3. Alamo Leasing                                          $2,150         $2,150             $0
 --------------------------------------------------------------------------------------------------------
          4. Manifest Funding                                       $1,596         $1,596             $0
 --------------------------------------------------------------------------------------------------------
          5. GE Capital                                               $279           $279             $0
 --------------------------------------------------------------------------------------------------------
          6. TOTAL                                                 $10,143        $10,143             $0
 --------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------
 CASE  NAME:                                       Venus Exploration, Inc                        ACCRUAL  BASIS-7
 -----------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------
 CASE  NUMBER:                                     02-13109-BP-11                                   10/21/03
 -----------------------------------------------------------------------------------------

                                                                                          MONTH:         September, 2003
                                                                                                         ---------------

 --------------------------------------------------------------
 QUESTIONNAIRE

 -----------------------------------------------------------------------------------------------------------------------
                                                                                                YES            No
 -----------------------------------------------------------------------------------------------------------------------
          1. HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
             THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                        X
 -----------------------------------------------------------------------------------------------------------------------
          2. HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
             OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                                   X
 -----------------------------------------------------------------------------------------------------------------------
          3. ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
             LOANS) DUE  FROM RELATED PARTIES?                                                                  X
 -----------------------------------------------------------------------------------------------------------------------
          4. HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
             THIS REPORTING PERIOD?                                                                             X
 -----------------------------------------------------------------------------------------------------------------------
          5. HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
             DEBTOR FROM ANY PARTY?                                                                             X
 -----------------------------------------------------------------------------------------------------------------------
          6. ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                 X
 -----------------------------------------------------------------------------------------------------------------------
          7. ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
             PAST  DUE?                                                                                         X
 -----------------------------------------------------------------------------------------------------------------------
          8. ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                            X
 -----------------------------------------------------------------------------------------------------------------------
          9. ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                     X
 -----------------------------------------------------------------------------------------------------------------------
         10. ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
             DELINQUENT?                                                                                        X
 -----------------------------------------------------------------------------------------------------------------------
         11. HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
             REPORTING PERIOD?                                                                                  X
 -----------------------------------------------------------------------------------------------------------------------
         12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                    X
 -----------------------------------------------------------------------------------------------------------------------

 IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
 EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.


 --------------------------------------------------------------
 INSURANCE
 -----------------------------------------------------------------------------------------------------------------------
                                                                                                         YES
 -----------------------------------------------------------------------------------------------------------------------
          1. ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
             NECESSARY INSURANCE COVERAGES IN EFFECT?                                                    X
 -----------------------------------------------------------------------------------------------------------------------
          2. ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                 X
 -----------------------------------------------------------------------------------------------------------------------
          3. PLEASE  ITEMIZE  POLICIES  BELOW.
 -----------------------------------------------------------------------------------------------------------------------

 IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "NO,"  OR  IF  ANY  POLICIES  HAVE  BEEN CANCELLED  OR  NOT
  RENEWED  DURING  THIS  REPORTING  PERIOD,  PROVIDE  AN  EXPLANATION BELOW.   ATTACH  ADDITIONAL  SHEETS  IF
  NECESSARY.



 -----------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------------------------------
                                                               INSTALLMENT  PAYMENTS
 -----------------------------------------------------------------------------------------------------------------------
                  TYPE  OF                                                                               PAYMENT AMT
                   POLICY                                        CARRIER   PERIOD COVERED                & FREQUENCY
 --------------------------------------------------------------------------------------------------------
             Crime Policy                          Hartford Causality                                    178.33 per
                                                                                        7/1/03 - 6/30/06  month
 -----------------------------------------------------------------------------------------------------------------------
             Auto                                  Central Mutual Insurance                              420.97 / Month
                                                    Co                                 10/1/02 - 9/30/03
 -----------------------------------------------------------------------------------------------------------------------
             Commercial Fire                       Central Insurance Co                10/1/02 - 9/30/03 Paid Up
 -----------------------------------------------------------------------------------------------------------------------
             General  Liability                    St Paul Surplus Line Ins                              Paid Up
                                                    Co                                  8/1/03 - 7/31/04
 -----------------------------------------------------------------------------------------------------------------------
             Workman Compensation                  Texas Mutual                         6/1/03 - 5/31/04 Paid Up
 -----------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
 *           Insurance binders have been issued pending the placement of new policies.

 Note 1
 ------
             An involuntary petition of bankruptcy was filed against Venus Exploration, Inc on October 9,  2002 and Venus' response to such petition was filed October 31, 2002.  Venus subsequently filed a
             "Notice of Consent to Entry of Order of Relief" on February 26, 2003.   On February 27, 2003 the
             Court entered an order for relief under  Chapter 11 of the Bankruptcy Code.


 Note 2
 ------
             Venus maintains it books and accounting records on the accrual method of accounting, and accordingly recognizes income in the month oil and gas is produced.  The income is not reported to Venus and payment is not received for two months after production.  As of the date of this report, the production for September was not known.  We, therefore, accrued an estimated amount of income based on historical production. Also, all expense amounts for well operations were not available at the time of this  report and certain estimates were made.

             The difference between the year to date accrual for the MOR and the year to date actual is an adjustment  to retained earnings.

 Schedule 1 - Other Assets
 -------------------------------------------------
                                                                               August
                                                                           ---------------
             Utility Deposit                                                     6,544.97
                                                                           ---------------
                                                                                 6,544.97
                                                                           ---------------

 Schedule 2 - Other Prepetition Liabilities
 --------------------------------------------------------------
                                                                               August
                                                                           ---------------
             Rent Deposit                                                       20,477.92
             Deferred Federal Income Tax                                         1,475.00
             Obligations Under Capital Lease                                    11,959.49
                                                                           ---------------
                                                                                33,912.41
                                                                           ---------------
 Schedule 3 - General and Administrative Expenses
 --------------------------------------------------------------------------
              Salaries                                                           3,762.50
              Payroll taxes                                                        279.32
              Misc. employee expense                                             2,510.69
              Auto expense                                                       5,615.60
              Supplies                                                           3,608.12
              Bank fees                                                            (83.07)
              Legal & accounting serv.                                           6,066.10
              Consultants                                                       15,443.35
              Rent                                                               3,749.88
              Travel & entertainment                                               214.19
              Insurance                                                           (418.94)
              General Taxes                                                         70.68
              Telephone                                                          1,544.47
              Postage                                                              471.31
              Professional Seminars                                                250.00
              Dues, subs & pubs                                                    150.00
              Bankruptcy Expense                                                    83.45
              Other G&A                                                          2,853.37
              Corporate expenses                                                   478.95
              Overhead/Fees                                                    (13,056.78)
                                                                           ---------------
                 Total                                                          33,593.19

              Less Amount reported on line 12 - Rent                            (3,749.88)
              Less Amount reported on line 24 & 25                                 (83.45)
                   Reorganization Expenses
                                                                           ---------------

             Amount reported on line 11                                         29,759.86
                                                                           ===============

 Schedule 4 - Other Operating Expenses
 --------------------------------------------------------------

             Production Taxes                                                   13,436.85
             Lease Operating Expense                                            73,228.13
             Geological and Geophysical - Delay Rental                           4,462.18
                                                      - Land
                                                       Work                      1,374.86
                                                      -
                                                       Overhead                  3,614.00
             Workover                                                            2,033.02
                                                                           ---------------
                                                                                98,149.04
                                                                           ===============

 Schedule 5 - Non-Operating Income
 --------------------------------------------------------------
             Interest Income                                                     1,198.68
             Misc Income                                                          -228.58

                                                                           ---------------
                                                                                   970.10
                                                                           ===============
 Schedule 6 - Other Reorganization Expenses
 --------------------------------------------------------------
             Deposition Transcript
             Fed EX                                                                 83.45
                                                                           ---------------
                                                                                    83.45
                                                                           ===============

 Schedule 7 - Other Non-Operating Receipts
 --------------------------------------------------------------
             Expense Reimbursement                                                 831.98
             Overhead Collections Received                                       2,528.08
             Transferred from Restricted Cash                                    7,092.86

                                                                           ---------------
                                                                                10,452.92
                                                                           ===============
 Schedule 8 - Other Operating Disbursements
 --------------------------------------------------------------
             As stated in Note 2, Venus maintains its books and records on the accrual method of accounting.
             As such, each expense is charged to its proper account as it is incurred, and payment is made when such payment is due.  The amount shown on Line 25 is the total amount paid during September, except payroll and  taxes which are shown on Lines 12 and 13.


 Schedule 9 - Note Re: Payroll Tax Payments
 --------------------------------------------------------------
             Payroll taxes are paid by payroll preparation company, ADP.


 Schedule 10 - Payments to Insiders
 --------------------------------------------------------------
                                                        Current Month
                                                   ------------------------
                                                       Fee      Health Ins      Auto           Total
                                                   ------------------------------------------------------
             Ames Energy                                  0.00                                      0.00
             John Ames                               10,730.01    1,077.13         945.00      12,752.14
             Terry Hardeman                           2,940.00                                  2,940.00
             E L Ames, Jr                                           466.17       1,205.09       1,671.26
                                                   ------------------------------------------------------
                                                     13,670.01    1,543.30       2,150.09      17,363.40
                                                   ------------------------------------------------------

                                                        Total to Date
                                                   ------------------------
             Ames Energy                              3,637.50                                  3,637.50
             John Ames                               62,616.70    7,539.91       6,691.30      76,847.91
             Terry Hardeman                          45,511.44                                 45,511.44
             E L Ames, Jr                                         3,263.19       7,073.09      10,336.28
                                                   ------------------------------------------------------
                                                    111,765.64   10,803.10      13,764.39     136,333.13
                                                   ------------------------------------------------------

 Schedule 11 - Interest Expense
 -------------------------------------------------
                Central Insurance Company
                Frost Bank                                                      13,707.95
                                                                           ---------------
                                                                                13,707.95
                                                                           ---------------

             Note: Effective July 1, 2003, Frost Bank began charging the default rate of interest of 11 % on the loan balance of 1,500,000 rather than the normal rate of 6.25%. Currently a restricted cash balance of 1,942,904 is on deposit at Frost bank. (Sch 15) On August 21, 2003 a hearing was held to determine to whom the restricted cash should be paid.
             It is the Company's position this cash will be paid to Frost Bank as payment on the loan balance; however, the Court has not yet rendered an opinion. The Company is accruing interest expense based on the 11% rate, and making payments based on the 6.25% rate.

 Schedule 12 - Cash Receipts and Disbursements
 --------------------------------------------------------------------------
  The cash balance increased 40,243 during the month. Oil and gas proceeds increased 12,247 which was caused mostly by less operating costs being netted, or withheld, by operators. The net proceeds for the month decreased 4,283 but the amount withheld by the operators decreased 16,530. Non-Operating receipts increased 2,628.

  Disbursements decreased 30,666.    Delay rental payments were 15,189 in
  September and 38,248 in August; a decrease of 23,059. (Venus pays 100% of the delay rentals and is reimbursed by its partners for their share) Also overhead collections of 5,323 were made in September and none in August. The balance of the difference, 2,228, was within normal operating ranges.

 Schedule 13 - Revenue
 -------------------------------------------------
             Revenue increased 6,775 from August.

Schedule 14 - Other Non-operating Expense
 --------------------------------------------------------------
             Payment to ECS, Investment Banker                                  10,000.00
                                                                           ===============

 Schedule 15 - Restricted Cash
 -------------------------------------------------
             Balance at Beginning of Month                                   1,948,798.42
             Interest Earned                                                     1,198.68
             Commission Paid *                                                  (7,092.86)
                                                                           ---------------

             Balance at End of Month                                         1,942,904.24
                                                                           ===============

             * In accordance with Court approval, a commission was paid in August on the Nome sale in the form of a bonus to two employees. In
             September, the payroll tax of 7,092.86 was paid.